                                                                                          Exhibit 99.4
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Monthly Operating Report
      ----------------------------------------------------
      CASE NAME: Kitty Hawk International, Inc.                                           ACCRUAL BASIS
      ----------------------------------------------------

      ----------------------------------------------------
      CASE NUMBER: 400-42144                                                              02/13/95, RWD, 2/96
      ----------------------------------------------------

      ----------------------------------------------------
      JUDGE: Barbara J. Houser
      ----------------------------------------------------

                                     UNITED STATES BANKRUPTCY COURT

                                       NORTHERN DISTRICT OF TEXAS

                                              SIXTH DIVISION

                                         MONTHLY OPERATING REPORT

                                        MONTH ENDING: MAY 31, 2001


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
      DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
      MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE
      ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS
      ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
      RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY
      KNOWLEDGE.


      RESPONSIBLE PARTY:

      /s/ Drew Keith                                                                  Chief Financial Officer
      --------------------------------------------                         --------------------------------------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                 TITLE

      Drew Keith                                                                            6/20/2001
      --------------------------------------------                         --------------------------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                                                       DATE

      PREPARER:

      /s/ Jessica L. Wilson                                                           Chief Accounting Officer
      --------------------------------------------                          --------------------------------------------
      ORIGINAL SIGNATURE OF PREPARER                                                          TITLE

      Jessica L. Wilson                                                                     6/20/2001
      --------------------------------------------                          --------------------------------------------
      PRINTED NAME OF PREPARER                                                                DATE

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Monthly Operating Report

   ----------------------------------------------
   CASE NAME: Kitty Hawk International, Inc.                                                   ACCRUAL BASIS-1
   ----------------------------------------------

   ----------------------------------------------
   CASE NUMBER: 400-42144                                                                      02/13/95, RWD, 2/96
   ----------------------------------------------

   ----------------------------------------------

   COMPARATIVE BALANCE SHEET
   ---------------------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE                 MONTH                   MONTH             MONTH
                                                                      -----------------------------------------------------------
   ASSETS                                          AMOUNT                  April 2001             May 2001
   ------------------------------------------------------------------------------------------------------------------------------
   1.      UNRESTRICTED CASH                    $     40,098                 $          0        $          0            $0
   ------------------------------------------------------------------------------------------------------------------------------
   2.      RESTRICTED CASH                                                   $ 20,335,043        $ 19,709,019            $0
   ------------------------------------------------------------------------------------------------------------------------------
   3.      TOTAL CASH                           $     40,098                 $ 20,335,043        $ 19,709,019            $0
   ------------------------------------------------------------------------------------------------------------------------------
   4.      ACCOUNTS RECEIVABLE  (NET)           $  9,006,275                 $  7,277,069        $  7,280,954            $0
   ------------------------------------------------------------------------------------------------------------------------------
   5.      INVENTORY                            $ 20,429,725                 $          0        $          0            $0
   ------------------------------------------------------------------------------------------------------------------------------
   6.      NOTES RECEIVABLE                                                  $  3,000,000        $  3,000,000            $0
   ------------------------------------------------------------------------------------------------------------------------------
   7.      PREPAID EXPENSES                                                  $    170,636        $    128,667            $0
   ------------------------------------------------------------------------------------------------------------------------------
   8.      OTHER (ATTACH  LIST)                 $ 21,367,511                ($352,550,096)      ($352,226,137)           $0
   ------------------------------------------------------------------------------------------------------------------------------
   9.      TOTAL CURRENT ASSETS                 $ 50,843,609                ($321,767,348)      ($322,107,497)           $0
   ------------------------------------------------------------------------------------------------------------------------------
   10.     PROPERTY, PLANT & EQUIPMENT          $474,988,760                 $520,767,098        $520,767,098            $0
   ------------------------------------------------------------------------------------------------------------------------------
   11.     LESS: ACCUMULATED
         DEPRECIATION / DEPLETION                                            $439,236,027        $439,236,027            $0
   ------------------------------------------------------------------------------------------------------------------------------
   12.     NET PROPERTY, PLANT &
           EQUIPMENT                            $474,988,760                 $ 81,531,071        $ 81,531,071            $0
   ------------------------------------------------------------------------------------------------------------------------------
   13.     DUE FROM INSIDERS                                                 $          0        $          0            $0
   ------------------------------------------------------------------------------------------------------------------------------
   14.     OTHER ASSETS - NET OF
           AMORTIZATION (ATTACH LIST)                                        $          0        $          0            $0
   ------------------------------------------------------------------------------------------------------------------------------
   15.     OTHER (ATTACH LIST)                                               $          0        $          0            $0
   ------------------------------------------------------------------------------------------------------------------------------
   16.     TOTAL ASSETS                         $525,832,369                ($240,236,277)      ($240,576,426)           $0
   ------------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   ------------------------------------------------------------------------------------------------------------------------------
   17.     ACCOUNTS PAYABLE                                                  $     66,785        $    251,594            $0
   ------------------------------------------------------------------------------------------------------------------------------
   18.     TAXES PAYABLE                                                     $          0        $          0            $0
   ------------------------------------------------------------------------------------------------------------------------------
   19.     NOTES PAYABLE                                                     $          0        $          0            $0
   ------------------------------------------------------------------------------------------------------------------------------
   20.     PROFESSIONAL FEES                                                 $          0        $          0            $0
   ------------------------------------------------------------------------------------------------------------------------------
   21.     SECURED DEBT                                                      $          0        $          0            $0
   ------------------------------------------------------------------------------------------------------------------------------
   22.     OTHER (ATTACH LIST)                                              ($149,093,374)      ($149,012,641)           $0
   ------------------------------------------------------------------------------------------------------------------------------
   23.     TOTAL POSTPETITION
           LIABILITIES                                                      ($149,026,589)      ($148,761,047)           $0
   ------------------------------------------------------------------------------------------------------------------------------
   PREPETITION  LIABILITIES
   ------------------------------------------------------------------------------------------------------------------------------
   24.     SECURED DEBT                         $ 23,187,921                 $ 22,202,570        $ 22,200,930            $0
   ------------------------------------------------------------------------------------------------------------------------------
   25.     PRIORITY DEBT                        $  4,672,323                 $          0        $          0            $0
   ------------------------------------------------------------------------------------------------------------------------------
   26.     UNSECURED DEBT                       $392,188,633                 $ 17,609,757        $ 16,882,764            $0
   ------------------------------------------------------------------------------------------------------------------------------
   27.     OTHER (ATTACH LIST)                                               $ 75,977,338        $ 75,979,180            $0
   ------------------------------------------------------------------------------------------------------------------------------
   28.     TOTAL PREPETITION LIABILITIES        $420,048,877                 $115,789,665        $115,062,874            $0
   ------------------------------------------------------------------------------------------------------------------------------
   29.     TOTAL LIABILITIES                    $420,048,877                ($ 33,236,924)      ($ 33,698,173)           $0
   ------------------------------------------------------------------------------------------------------------------------------
   EQUITY
   ------------------------------------------------------------------------------------------------------------------------------
   30.     PREPETITION OWNERS' EQUITY                                        $ 16,327,446        $ 16,327,446            $0
   ------------------------------------------------------------------------------------------------------------------------------
   31.     POSTPETITION CUMULATIVE
           PROFIT OR (LOSS)                                                 ($223,326,799)      ($223,205,699)           $0
   ------------------------------------------------------------------------------------------------------------------------------
   32.     DIRECT CHARGES TO EQUITY
           (ATTACH EXPLANATION)
   ------------------------------------------------------------------------------------------------------------------------------
   33.     TOTAL EQUITY                         $          0                ($206,999,353)      ($206,878,253)           $0
   ------------------------------------------------------------------------------------------------------------------------------
   34.     TOTAL LIABILITIES &
           OWNERS' EQUITY                       $420,048,877                ($240,236,277)      ($240,576,426)           $0
   ------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Monthly Operating Report

   --------------------------------------------------
   CASE NAME: Kitty Hawk International, Inc.                                                   ACCRUAL BASIS-2
   --------------------------------------------------

   --------------------------------------------------
   CASE NUMBER: 400-42144                                                                      02/13/95, RWD, 2/96
   --------------------------------------------------
   ----------------------------------------
   INCOME STATEMENT
   -------------------------------------------------------------------------------------------------------------------------------
                                                          MONTH              MONTH               MONTH              QUARTER
                                                     -----------------------------------------------------------
   REVENUES                                               April 2001         May 2001                                TOTAL
   -------------------------------------------------------------------------------------------------------------------------------
   1.     GROSS REVENUES                                       $45,920          $ 23,660           $0              $ 69,580
   -------------------------------------------------------------------------------------------------------------------------------
   2.     LESS: RETURNS & DISCOUNTS                            $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   3.     NET REVENUE                                          $45,920          $ 23,660           $0              $ 69,580
   -------------------------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   -------------------------------------------------------------------------------------------------------------------------------
   4.     MATERIAL                                             $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   5.     DIRECT LABOR                                         $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   6.     DIRECT OVERHEAD                                      $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   7.     TOTAL COST OF GOODS SOLD                             $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   8.     GROSS PROFIT                                         $45,920          $ 23,660           $0              $ 69,580
   -------------------------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   -------------------------------------------------------------------------------------------------------------------------------
   9.     OFFICER / INSIDER COMPENSATION                       $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   10.    SELLING & MARKETING                                  $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   11.    GENERAL & ADMINISTRATIVE                             $20,048         ($148,251)          $0             ($128,203)
   -------------------------------------------------------------------------------------------------------------------------------
   12.    RENT & LEASE                                         $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   13.    OTHER (ATTACH LIST)                                  $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   14.    TOTAL OPERATING EXPENSES                             $20,048         ($148,251)          $0             ($128,203)
   -------------------------------------------------------------------------------------------------------------------------------
   15.    INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                                     $25,872          $171,911           $0              $197,783
   -------------------------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   -------------------------------------------------------------------------------------------------------------------------------
   16.    NON-OPERATING INCOME (ATT. LIST)                     $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   17.    NON-OPERATING EXPENSE (ATT. LIST)                    $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   18.    INTEREST EXPENSE                                     $   165          $     94           $0              $    259
   -------------------------------------------------------------------------------------------------------------------------------
   19.    DEPRECIATION / DEPLETION                             $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   20.    AMORTIZATION                                         $ 7,942          $  7,942           $0              $ 15,884
   -------------------------------------------------------------------------------------------------------------------------------
   21.    OTHER (ATTACH LIST)                                 ($76,827)        ($ 75,467)          $0             ($152,294)
   -------------------------------------------------------------------------------------------------------------------------------
   22.    NET OTHER INCOME & EXPENSES                         ($68,720)        ($ 67,431)          $0             ($136,151)
   -------------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   -------------------------------------------------------------------------------------------------------------------------------
   23.    PROFESSIONAL FEES                                    $71,778          $ 37,508           $0              $109,286
   -------------------------------------------------------------------------------------------------------------------------------
   24.    U.S. TRUSTEE FEES                                    $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                                  $     0          $      0           $0              $      0
   -------------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL REORGANIZATION EXPENSES                        $71,778          $ 37,508           $0              $109,286
   -------------------------------------------------------------------------------------------------------------------------------
   27.    INCOME TAX                                           $ 9,125          $ 80,734           $0              $ 89,859
   -------------------------------------------------------------------------------------------------------------------------------
   28.    NET PROFIT (LOSS)                                    $13,689          $121,100           $0              $134,789
   -------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Monthly Operating Report
        --------------------------------------------------
        CASE  NAME:  Kitty Hawk International, Inc.                             ACCRUAL BASIS-3
        --------------------------------------------------
        --------------------------------------------------
        CASE  NUMBER: 400-42144                                                    02/13/95, RWD, 2/96
        --------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                MONTH              MONTH             MONTH             QUARTER
                                                   -----------------------------------------------------
        DISBURSEMENTS                                  April 2001          May 2001                              TOTAL
        -------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH               $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        -------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                              $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        -------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                             $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                            $    21,000        $    16,000          $     0        $   37,000
        -------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                $    21,000        $    16,000          $     0        $   37,000
        -------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        -------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)          $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                          $         0        $    67,500          $     0        $   67,500
        -------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                        ($21,000)          ($83,500)         $     0         ($104,500)
        -------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS               ($21,000)          ($16,000)         $     0          ($37,000)
        -------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                          $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                    $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        -------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                             $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                      $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID           $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        15.    SECURED/RENTAL/LEASES                   $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                               $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                               $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                     $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                        $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                  $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                           $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                   $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                             $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                     $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS           $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                       $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                       $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                     $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES           $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                     $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                           $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                     $         0        $         0          $     0        $        0
        -------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Monthly Operating Report
        -------------------------------------------------------
        CASE  NAME: Kitty Hawk International, Inc.                                ACCRUAL BASIS-4
        -------------------------------------------------------

        -------------------------------------------------------
        CASE  NUMBER: 400-42144                                                      02/13/95, RWD, 2/96
        -------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
                                                     SCHEDULE              MONTH              MONTH               MONTH
                                                  -------------------------------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                     AMOUNT             April 2001          May 2001
        -------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                        ($16,000)            ($11,000)             $0
        -------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                     $      112           $        0              $0
        -------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                        ($1,825)          $      112              $0
        -------------------------------------------------------------------------------------------------------------------
        4.      91+                                                       $7,294,782           $7,291,842              $0
        -------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                     $0          $7,277,069           $7,280,954              $0
        -------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                           $        0           $        0              $0
        -------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                     $0          $7,277,069           $7,280,954              $0
        -------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------
        AGING OF POSTPETITION TAXES AND PAYABLES                             MONTH:         May 2001
                                                                                    ---------------------------------------
        -------------------------------------------------------------------------------------------------------------------
                                            0-30         31-60              61-90             91+
        TAXES PAYABLE                       DAYS          DAYS               DAYS             DAYS              TOTAL
        -------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                    $      0       $    0              $    0              $     0        $      0
        -------------------------------------------------------------------------------------------------------------------
        2.      STATE                      $      0       $    0              $    0              $     0        $      0
        -------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                      $      0       $    0              $    0              $     0        $      0
        -------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)        $      0       $    0              $    0              $     0        $      0
        -------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE        $      0       $    0              $    0              $     0        $      0
        -------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE           $179,536       $4,401              $2,047              $65,610        $251,594
        -------------------------------------------------------------------------------------------------------------------

        ------------------------------------------

        STATUS OF POSTPETITION TAXES                                        MONTH:        May 2001
                                                                                     --------------------------------------
        -------------------------------------------------------------------------------------------------------------------

                                                       BEGINNING           AMOUNT                             ENDING
                                                          TAX            WITHHELD AND/         AMOUNT          TAX
        FEDERAL                                        LIABILITY*         0R ACCRUED            PAID        LIABILITY
        -------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                 $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                               $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                               $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                  $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                        $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                           $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                           $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        -------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                   $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        9.      SALES                                         $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                        $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                  $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                 $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                             $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                           $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                           $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                   $0                   $0                  $0            $0
        -------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Monthly Operating Report

   ---------------------------------------------
   CASE NAME:  Kitty Hawk International, Inc.                                          ACCRUAL BASIS-5
   ---------------------------------------------

   ---------------------------------------------
   CASE NUMBER: 400-42144                                                                   02/13/95, RWD, 2/96
   ---------------------------------------------

   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                MONTH:        May 2001
                                                     --------------------------
   --------------------------------
   BANK  RECONCILIATIONS
   ---------------------------------------------------------------------------------------------------------------------------------
   A.          BANK:                                        Bank One            Bank One              Bank One
   -----------------------------------------------------------------------------------------------------------------
   B.          ACCOUNT NUMBER:                             1559691322          1559691330           9320014690        TOTAL
   -----------------------------------------------------------------------------------------------------------------
   C.          PURPOSE (TYPE):                               Deposit             Payroll           Health Insurance
   ----------------------------------------------------------------------------------------------------------------------------
   1.      BALANCE PER BANK STATEMENT                            $0                $0                   $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   2.      ADD: TOTAL DEPOSITS NOT CREDITED                      $0                $0                   $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   3.      SUBTRACT: OUTSTANDING CHECKS                          $0                $0                   $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   4.      OTHER RECONCILING ITEMS                               $0                $0                   $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   5.      MONTH END BALANCE PER BOOKS                           $0                $0                   $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   6.      NUMBER OF LAST CHECK WRITTEN           N/A - Lockbox only        No activity        Account closed
   ----------------------------------------------------------------------------------------------------------------------------

   --------------------------------
   INVESTMENT ACCOUNTS
   ----------------------------------------------------------------------------------------------------------------------------
                                                              DATE OF            TYPE OF             PURCHASE          CURRENT
   BANK, ACCOUNT NAME & NUMBER                               PURCHASE          INSTRUMENT              PRICE            VALUE
   ----------------------------------------------------------------------------------------------------------------------------
   7.      N/A
   ----------------------------------------------------------------------------------------------------------------------------
   8.      N/A
   ----------------------------------------------------------------------------------------------------------------------------
   9.      N/A
   ----------------------------------------------------------------------------------------------------------------------------
   10.     N/A
   ----------------------------------------------------------------------------------------------------------------------------
   11.     TOTAL INVESTMENTS                                                                            $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------

   --------------------------------
   CASH
   --------------------------------
   ----------------------------------------------------------------------------------------------------------------------------
   12.     CURRENCY ON HAND                                                                                                $0
   ----------------------------------------------------------------------------------------------------------------------------
   13.     TOTAL CASH - END OF MONTH                                                                                       $0
   ----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Monthly Operating Report


  -------------------------------------------------
  CASE NAME: Kitty Hawk International, Inc.                                     ACCRUAL BASIS-6
  -------------------------------------------------
  -------------------------------------------------
  CASE NUMBER: 400-42144                                                             02/13/95, RWD, 2/96
  -------------------------------------------------

                                                         MONTH:    May 2001
                                                               ----------------------------
  -------------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  -------------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
  INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
  AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
  COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
  ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF
  NECESSARY
  ---------------------------------------------------------------------------------------------
                                   INSIDERS
  ---------------------------------------------------------------------------------------------
                                   TYPE OF                   AMOUNT            TOTAL PAID
       NAME                        PAYMENT                   PAID              TO DATE
  --------------------------------------------------------------------------------------------
  1.  Pete Sanderlin               Salary                    $0                $17,200
  --------------------------------------------------------------------------------------------
  2.  Tom Mealie                   Salary                    $0                $17,200
  --------------------------------------------------------------------------------------------
  3.  N/A
  --------------------------------------------------------------------------------------------
  4.  N/A
  --------------------------------------------------------------------------------------------
  5.  N/A
  --------------------------------------------------------------------------------------------
  6.  TOTAL PAYMENTS
      TO INSIDERS                                            $0                $34,400
  --------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------------
                                                 PROFESSIONALS
  ----------------------------------------------------------------------------------------------------------------------------------
                                   DATE OF COURT                                                                        TOTAL
                                ORDER AUTHORIZING             AMOUNT          AMOUNT              TOTAL PAID           INCURRED
        NAME                          PAYMENT                 APPROVED         PAID                TO DATE             & UNPAID *
  ----------------------------------------------------------------------------------------------------------------------------------
  1.  N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  2.  N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  3.  N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  4.  N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  5.  N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  6.  TOTAL PAYMENTS
      TO PROFESSIONALS                                           $0                $0                $0                  $0
------------------------------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
-----------------------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                              SCHEDULED             AMOUNTS
                                                               MONTHLY               PAID               TOTAL
                                                               PAYMENTS             DURING              UNPAID
                      NAME OF CREDITOR                           DUE                MONTH            POSTPETITION
  -----------------------------------------------------------------------------------------------------------------------
  1.     GE Capital                                                $  855            $  855            $  0
  -----------------------------------------------------------------------------------------------------------------------
  2.     GE Capital                                                $  784            $  784            $784
  -----------------------------------------------------------------------------------------------------------------------
  3.     GE Capital                                         varies                   $    0            $  0
  -----------------------------------------------------------------------------------------------------------------------
  4.     N/A                                                                         $    0            $  0
  -----------------------------------------------------------------------------------------------------------------------
  5.     N/A                                                                                           $  0
  -----------------------------------------------------------------------------------------------------------------------
  6      TOTAL                                                     $1,639            $1,639            $784
  -----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Monthly Operating Report

   ---------------------------------------------
   CASE  NAME:  Kitty Hawk International, Inc.                                  ACCRUAL  BASIS-7
   ---------------------------------------------
   ---------------------------------------------
   CASE  NUMBER: 400-42144                                                           02/13/95, RWD, 2/96
   ---------------------------------------------

                                                     MONTH: May 2001
                                                           --------------------

   ---------------------------------------
   QUESTIONNAIRE
   --------------------------------------------------------------------------------------------------------------------------
                                                                                                     YES                NO
   --------------------------------------------------------------------------------------------------------------------------
   1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
          THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                        X
   --------------------------------------------------------------------------------------------------------------------------
   2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
          OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                    X
   --------------------------------------------------------------------------------------------------------------------------
   3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
          LOANS) DUE FROM RELATED PARTIES?                                                            X
   --------------------------------------------------------------------------------------------------------------------------
   4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
          THIS REPORTING PERIOD?                                                                      X
   --------------------------------------------------------------------------------------------------------------------------
   5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
          DEBTOR FROM ANY PARTY?                                                                                        X
   --------------------------------------------------------------------------------------------------------------------------
   6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                  X
   --------------------------------------------------------------------------------------------------------------------------
   7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
          PAST DUE?                                                                                                     X
   --------------------------------------------------------------------------------------------------------------------------
   8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                              X
   --------------------------------------------------------------------------------------------------------------------------
   9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                    X
   --------------------------------------------------------------------------------------------------------------------------
   10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
          DELINQUENT?                                                                                                   X
   --------------------------------------------------------------------------------------------------------------------------
   11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
          REPORTING PERIOD?                                                                                             X
   --------------------------------------------------------------------------------------------------------------------------
   12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                               X
   --------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
   EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
   --------------------------------------------------------------------------------------------------------------------------

   Item 4 - In April GE Capital was paid for debt outstanding as equipment was located and used in operations. Additionally,
            Landing and parking fees were paid in Fort Wayne, IN in connection with the assumption of the lease
   --------------------------------------------------------------------------------------------------------------------------

   Item 1 - The company sold its remaining DC-8 Stage II aircraft in accordance with court order. Proceeds remitted to WFB,
            Agent Bank.
   --------------------------------------------------------------------------------------------------------------------------
   Item 3 - The company currently has a note for $3 mm due from Kalitta Air, owned by Connie Kalitta, for the purchase of a Boeing 747 in 11/00.
   --------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------
   INSURANCE
   -------------------------------------------------------------------------------------------------------------------------
                                                                                                     YES                NO
   -------------------------------------------------------------------------------------------------------------------------
   1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
          NECESSARY INSURANCE COVERAGES IN EFFECT?                                                    X
   -------------------------------------------------------------------------------------------------------------------------
   2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                      X
   -------------------------------------------------------------------------------------------------------------------------
   3.     PLEASE ITEMIZE POLICIES BELOW.
   -------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
   CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.
   ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------
                                                INSTALLMENT  PAYMENTS
   -------------------------------------------------------------------------------------------------------------------------
               TYPE  OF                                                                                      PAYMENT AMOUNT
                POLICY                                        CARRIER               PERIOD COVERED             & FREQUENCY
   -------------------------------------------------------------------------------------------------------------------------
          See Kitty Hawk, Inc. Case #400-42141
   -------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
CASE  NAME:  Kitty Hawk International, Inc.                                                  FOOTNOTES SUPPLEMENT
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
CASE  NUMBER: 400-42144                                                                      ACCRUAL BASIS
-----------------------------------------------------------------------------

                                                                   MONTH:                          May 2001
                                                                            ------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS                  LINE
      FORM NUMBER                  NUMBER                                    FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           6                                All Professional fees related to the Reorganization of the
-----------------------------------------------------------------------------------------------------------------------------------
                                              Company are disbursed out of Kitty Hawk, Inc. (Parent
-----------------------------------------------------------------------------------------------------------------------------------
                                              Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           7                                All insurance plans related to the Company are carried
-----------------------------------------------------------------------------------------------------------------------------------
                                              at Kitty Hawk, Inc. (Parent Company). Refer to Case  #
-----------------------------------------------------------------------------------------------------------------------------------
                                              400-42141.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          General                           This operation closed in May of 2000. Costs incurred during
-----------------------------------------------------------------------------------------------------------------------------------
                                              April 2001 consisted of costs associated with shut down
-----------------------------------------------------------------------------------------------------------------------------------
                                              procedures and maintaining collateral.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           3                       8        All cash received into the Company cash accounts is swept
-----------------------------------------------------------------------------------------------------------------------------------
                                              each night to Kitty Hawk, Inc. Master Account (see Case
-----------------------------------------------------------------------------------------------------------------------------------
                                              #400-42141).
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           3                      31        All disbursements (either by wire transfer or check), including payroll, are
-----------------------------------------------------------------------------------------------------------------------------------
                                              disbursed out of the Kitty Hawk, Inc. controlled disbursement
-----------------------------------------------------------------------------------------------------------------------------------
                                              account.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           4                       6        All assessments of uncollectible accounts receivable are done
-----------------------------------------------------------------------------------------------------------------------------------
                                              at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
-----------------------------------------------------------------------------------------------------------------------------------
                                              are recorded at Inc. and pushed down to Inc.'s subsidiaries
-----------------------------------------------------------------------------------------------------------------------------------
                                              as deemed necessary.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           3                      28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           6                    General     The monthly GE Capital payments in the last year of the scheduled payments
-----------------------------------------------------------------------------------------------------------------------------------
                                              are significantly less than payments previously made.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items


ACCRUAL BASIS-1                                                                 May 2001

8.    OTHER (ATTACH LIST)                                               $                   (352,226,137) Reported
                                                                      -----------------------------------
           Intercompany Receivables                                                         (367,691,825)
           A/R Senior Noteholders                                                                777,637
           A/R 401(k) Loan                                                                        (4,535)
           A/R Insurance                                                                         133,954
           A/R Auction Proceeds                                                                   15,540
           A/R Aging Reconciling item                                                             41,111
           Deferred Taxes                                                                     13,097,746
           Aircraft held for resale                                                              343,776
           Loan Org Costs                                                                         55,594
           Deposits - Landing Fees                                                                   -
           Deposits - Aircraft                                                                   360,971
           Deposits - Rent                                                                       218,828
           Security Deposit                                                                      425,066
                                                                      -----------------------------------
                                                                                            (352,226,137) Detail
                                                                      -----------------------------------
                                                                                                     -    Difference



22.   OTHER  (ATTACH  LIST)                                             $                   (149,012,641) Reported
                                                                      -----------------------------------
           Accrued income taxes                                                             (148,803,787)
           Accrued Misc                                                                         (220,354)
           Accrued Fuel                                                                           11,500
                                                                      -----------------------------------
                                                                                            (149,012,641) Detail
                                                                      -----------------------------------
                                                                                                     -    Difference

27.   OTHER (ATTACH LIST)                                               $                     75,979,180  Reported
                                                                      -----------------------------------
           Deferred Taxes                                                                     87,246,212
           Accrued Taxes payable                                                             (18,954,646)
           Aircraft Maintenance Reserves                                                             -
           Accrued Fuel expenses                                                               5,403,028
           Prepaid Fuel                                                                       (5,661,963)
           Accrued Salaries/Vacation/Employee Benefits                                         4,075,349
           Uncleared 4/28/00 Payroll Checks                                                       66,601
           A/P Other/Accrued/Unrecorded                                                         (275,816)
           Purchase reserves                                                                   1,762,176
           Accrued Landing fees/parking/cargo fees                                             1,646,149


CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items
           Various accrued taxes                                                               1,313,200
           Other Misc accruals                                                                  (641,110)

                                                                      -----------------------------------
                                                                                              75,979,180  Detail
                                                                      -----------------------------------
                                                                                                      -   Difference


ACCRUAL BASIS-2
21    NON-OPERATING INCOME (ATT. LIST)                                                          ($75,467) Reported
                                                                      -----------------------------------
           Interest income on restricted cash investments                                        (76,827)

                                                                      -----------------------------------
                                                                                                 (76,827) Detail
                                                                      -----------------------------------
                                                                                                   1,360  Difference





ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                                                        (83,500) Reported
                                                                      -----------------------------------
                                                                                                     -
           Transfer to Inc - all money sweeps                                                    (83,500)
                                                                      -----------------------------------
              to KH Inc. Case #400-42141                                                         (83,500) Detail
                                                                      -----------------------------------
                                                                                                     -    Difference